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                                                                   EXHIBIT 23(b)


                         INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Registration Statement of Compass Bancshares, Inc. on Form S-4 of our report dated January 17, 1997 (September 25, 1997 as to Note
16) relating to the consolidated Financial Statements of First University Corporation as of December 31, 1996, appearing in the Prospectus, which is part of the Registration Statement.

We also consent to the reference to us under the heading "Experts" in the Prospectus.





Deloitte & Touche llp
Houston, Texas
December 10, 1997